[GRAPHIC OMITTED]              BUSINESS MEN'S ASSURANCE COMPANY OF AMERICA (BMA)
                                                    VARIABLE ANNUITY APPLICATION
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Service Center [PO Box 19086, Greenville, SC  29602-9086
Phone:  (800) 423-9398  Fax:  (864) 609-3444
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Overnight address: RBC Centura, 2000 Wade Hampton Boulevard,
Greenville, SC  29615]



1. Owner (If no Annuitant is specified, the Owner will be the Annuitant. If the Owner is a non-natural person, please complete BMA form [V1022].)

Ownership Type:   Individual    Trust    UGMA     UTMA    Corporation   Other

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Complete for Individual Person:  Name (First, Middle, Last)     Male     Female

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Complete for other than Individual Person:
Detailed Information (e.g. Name; Corporate Name; Name of Custodian and Beneficial Owner)

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Address (Street Number, City, State, Zip)

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Birthdate (M/D/Y)                                            E-Mail Address
                                               (          )       (          )
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Social Security Number/TIN                     Home Telephone Business Telephone
If Owner is a Natural Person:  US Citizen   Yes    No
If "No," list citizenship:

If Owner is not a Natural Person, list state or country of incorporation or formation:

List date of Trust, if Owner is a Trust:
                                         ---------------------------------------

2. Annuitant (Complete only if different from the Owner)

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Name (First, Middle, Last)                                 Male     Female

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Address (Street Number, City, State, Zip)                     Birthdate (M/D/Y)
                                              (          )      (          )
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Social Security Number                       Home Telephone  Business Telephone
US Citizen    Yes    No    If "No," list citizenship:
                                                     ---------------------------

3. Joint Owner (If Any)

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Name (First, Middle, Last)                        Social Security Number/TIN

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Address (Street Number, City, State, Zip)

(If Different from Owner's Address Above)

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Birthdate (M/D/Y)                                    Relationship to Owner

If Joint Owner is a Natural Person:  US Citizen   Yes    No
If "No," list citizenship:

If Joint Owner is not a Natural Person, list state or country of incorporation or formation:

4.  Beneficiary Designation

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Primary Beneficiary                Relationship to Insured         Percentage

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Social Security Number/TIN          Birthdate (M/D/Y)       State of Birth
US Citizen   Yes    No    If "No," list citizenship:

If Beneficiary is not a Natural Person, list state or country of incorporation or formation:

List date of Trust, if Beneficiary is a Trust:

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Primary Beneficiary                   Relationship to Insured       Percentage

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Social Security Number/TIN             Birthdate (M/D/Y)    State of Birth

US Citizen   Yes    No    If "No," list citizenship:

If Beneficiary is not a Natural Person, list state or country of incorporation or formation:

List date of Trust, if Beneficiary is a Trust:


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Contingent Beneficiary                         Relationship to Insured

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Social Security Number/TIN               Birthdate (M/D/Y)   State of Birth

US Citizen   Yes    No    If "No," list citizenship:

If Contingent Beneficiary is not a Natural Person, list state or country of incorporation or formation:

List date of Trust, if Contingent Beneficiary is a Trust:


5. Type of Contract
A.    Non-Qualified        New         1035 Exchange
B.    Tax Qualified Plan   New Plan, Tax Year_______    Transfer    Rollover
              Check one:  IRA      Roth IRA     SEP       TSA       Other

C. Annuity Date:
                      ---------------------------
D. Choose one plan:
          Clarity VA:  Please complete this Section
          Select optional benefits below:
           (Optional benefits may not be available in all states)
            Optional Death Benefit Rider (+ Plus 15)         Other


      --- ----------------------------------------------------------------------
      --- ----------------------------------------------------------------------
          Clarity 2+2 VA:  Please complete this Section
          Select optional benefits below:
            (Optional benefits may not be available in all states)

            Plus 70/50 Optional Death Benefit Rider          Other

            Credit Rider (Choose either  2%  or   3%)

6.  Initial Purchase Payment

Paid with Application   $                           Estimated 1035 Exchange Amount          $
                         --------------                                                     ----------
Estimated Qualified Transfer/Rollover  $            Estimated Non-Qualified Asset Amount    $
                                        ----------                                          ----------


7.  Telephone Transfer Authorization

 ___ By checking this box, I hereby authorize and direct BMA to accept telephone asset transfer instructions from any person who can furnish proper identification. This authorization is subject to the terms and provisions in the Contract and prospectus. I agree that BMA will not be responsible for any loss, liability, cost, or expense for acting on the telephone instructions. BMA will employ reasonable procedures to confirm that telephone instructions are genuine.

8.  Asset Rebalancing ($250 Minimum Amount)

This program allows you to automatically rebalance the values in your subaccounts each quarter to return to your original percentage allocations. The minimum period to participate in this program is 6 months. Transfers will be made on the 15th day of the month or any other day you designate, other than the 29th, 30th, or 31st. If any designated day is not a business day, the transfer will be made on the next business day. The fixed account options are not part of asset rebalancing.


 NO    YES       If yes, indicate frequency:

     Monthly              Quarterly            Semiannually        Annually

                                                 (Cannot be 29th, 30th, or 31st.
Designated Day:                                   If no day is indicated,
                    --------------------------    transfers will be made on
                                                  the 15th.)

9. Interest Sweep (Available for Clarity 2+2 VA only.)

This program allows you to automatically move the interest earned in Fixed Account I into another subaccount(s). Please note that amounts allocated into the DCA program are excluded from this program. Transfers will be made on the 15th day of the month or any other day you designate, other than the 29th, 30th, or 31st. If any designated day is not a business day, the transfer will be made on the next business day.


 NO    YES          If yes, indicate frequency:

     Monthly              Quarterly
                                                 (Cannot be 29th, 30th, or 31st.
Designated Day:                                   If no day is indicated,
                    --------------------------    transfers will be made on
Transfer into the following subaccount(s):        the 15th.)
                                                               %
           ----------------------------------   --------------
                                                               %
           ----------------------------------   --------------
           ----------------------------------
                                                               %
           ----------------------------------   --------------
           ----------------------------------
              Total amount of interest
               per frequency                         100       %
                                                --------------
10.  Replacement of Other Contracts

Do you have any existing life or annuity contracts?               Yes    No
Will the proposed contract replace any existing annuity
   or life insurance contract?                                    Yes    No

      o If "Yes," please complete required replacement form and provide details in the chart below. For "Type" indicate life or annuity. Also indicate if the existing annuity or life insurance contract will be replaced ("R") or used as financing ("F").


     Name of Insured/Annuitant           Existing Policy Number      Insurance Company                  Type      R or F
------------------------------------- --------------------------------------------------------------- --------- -----------
------------------------------------- --------------------------------------------------------------- --------- -----------

------------------------------------- --------------------------------------------------------------- --------- -----------
------------------------------------- --------------------------------------------------------------- --------- -----------

------------------------------------- --------------------------------------------------------------- --------- -----------
------------------------------------- --------------------------------------------------------------- --------- -----------

------------------------------------- --------------------------------------------------------------- --------- -----------
------------------------------------- --------------------------------------------------------------- --------- -----------

------------------------------------- --------------------------------------------------------------- --------- -----------

11.  Portfolio Selection and Dollar Cost Averaging

Portfolio Selection (Required): You must complete the first column below for your initial Portfolio Selection. Use whole percentages or dollars.

Dollar Cost Averaging (Optional): If you are selecting a DCA program, be sure to allocate a sufficient portion of your initial Purchase Payment to the appropriate source fund. You need a total contract value of at least $10,000 to participate. The transfers will occur over a minimum of six months. If you select a DCA program, you may not select either an Automatic Withdrawal or Required Minimum Distribution Program. The DCA program automatically terminates if the contract value in the selected transfer Portfolio is zero.

Designated Day: _________________ (Withdrawal will occur on the 15th day of the month or any other day you designate (other than the 29th, 30th, or 31st). If any designated day is not a business day, the withdrawal will occur the next business day.)

          A. Please elect either 6 month OR 12 month DCA program.

          B. Select Portfolio to transfer FROM one of the following:

               Money Market        Fixed Account 1*      Other
                                                              ------------------
          C.  Select the % or $ amount to be
               transferred (minimum $250)              % or $
                                              ---------      ------------------
          D.  Indicate total % or $ amount to be
               transferred (minimum $1,500)            % or $
                                              ---------      ------------------
          E. In the second column, select the Portfolios and indicate how total is to be allocated. Use whole percentages or dollars.

                                                              Portfolio Selection                      Dollar Cost Averaging
                                                              (Must be Completed)                           (Optional)
[Large-Cap Equity
      Alger American Growth                                           % or
                                                                      $                                        % or $
                                                        -------------        ------------        -------------         ------------
                                                        -------------        ------------        -------------         ------------
      Alger American Leveraged AllCap                                 % or                                     % or $
                                                                      $
                                                        -------------        ------------        -------------         ------------
                                                        -------------        ------------        -------------         ------------
      American Century VP Income & Growth                             % or
                                                                      $                                        % or $
                                                        -------------        ------------        -------------         ------------
                                                        -------------        ------------        -------------         ------------
      Babson Large Cap Value**                                        % or
                                                                      $                                        % or $
                                                        -------------        ------------        -------------         ------------
                                                        -------------        ------------        -------------         ------------
      Dreyfus Disciplined Stock                                       % or
                                                                      $                                        % or $
                                                        -------------        ------------        -------------         ------------
                                                        -------------        ------------        -------------         ------------
      Dreyfus Stock Index                                             % or
                                                                      $                                        % or $
                                                        -------------        ------------        -------------         ------------
                                                        -------------        ------------        -------------         ------------
      Fidelity VIP Contrafund                                         % or
                                                                      $                                        % or $
                                                        -------------        ------------        -------------         ------------
                                                        -------------        ------------        -------------         ------------
      Fidelity VIP Growth                                             % or
                                                                      $                                        % or $
                                                        -------------        ------------        -------------         ------------
                                                        -------------        ------------        -------------         ------------
      INVESCO VIF-Core Equity                                         % or
                                                                      $                                        % or $
                                                        -------------        ------------        -------------         ------------
                                                        -------------        ------------        -------------         ------------
      Lord Abbett Growth & Income**                                   % or
                                                                      $                                        % or $
                                                        -------------        ------------        -------------         ------------
                                                        -------------        ------------        -------------         ------------
      Columbia Mgmt. Large Cap Growth**                               % or
                                                                      $                                        % or $
                                                        -------------        ------------        -------------         ------------
                                                        -------------        ------------        -------------         ------------
Mid-Cap Equity
      Alger American MidCap Growth                                    % or
                                                                      $                                        % or $
                                                        -------------        ------------        -------------         ------------
                                                        -------------        ------------        -------------         ------------
      American Century VP Value                                       % or                                     % or $
                                                                      $
                                                        -------------        ------------        -------------         ------------
                                                        -------------        ------------        -------------         ------------
      Standish Mid-Cap Equity**                                       % or
                                                                      $                                        % or $
                                                        -------------        ------------        -------------         ------------
                                                        -------------        ------------        -------------
International Growth
      Fidelity VIP Overseas                                           % or
                                                                      $                                        % or $
                                                        -------------        ------------        -------------         ------------
                                                        -------------        ------------        -------------         ------------
      Janus Aspen International Growth                                % or                                     % or $
                                                                      $
                                                        -------------        ------------        -------------         ------------
                                                        -------------        ------------        -------------
Small-Cap Equity
      Lazard Retirement Small Cap                                     % or
                                                                      $                                        % or $
                                                        -------------        ------------        -------------         ------------
                                                        -------------        ------------        -------------         ------------
      Columbia Mgmt. Small Cap Equity**                               % or                                     % or $
                                                                      $
                                                        -------------        ------------        -------------         ------------
                                                        -------------        ------------        -------------         ------------
Balanced
      Kornitzer Capital Balanced**                                    % or
                                                                      $                                        % or $
                                                        -------------        ------------        -------------         ------------
                                                        -------------        ------------        -------------         ------------
High Yield Bonds
      INVESCO VIF-High Yield                                          % or
                                                                      $                                        % or $
                                                        -------------        ------------        -------------         ------------
                                                        -------------        ------------        -------------         ------------
Global Bond
      Standish Global Fixed Income**                                  % or
                                                                      $                                        % or $
                                                        -------------        ------------        -------------         ------------
                                                        -------------        ------------        -------------         ------------
Intermediate-Term Govt./Corporate Bonds
      Standish Intermediate Fixed Income**                            % or
                                                                      $                                        % or $
                                                        -------------        ------------        -------------         ------------
                                                        -------------        ------------        -------------         ------------
Cash Equivalents
      Standish Money Market**                                         % or
                                                                      $                                        % or $              ]
                                                        -------------        ------------        -------------         ------------
                                                        -------------        ------------        -------------         ------------
Fixed I* ($5,000 Minimum)                                             % or
                                                                      $
                                                        -------------        ------------
                                                        -------------        ------------
Fixed II* ($5,000 Minimum)
      (Fixed II not available for Clarity 2+2 VA)
          3 Year                                                      % or
                                                                      $
                                                        -------------        ------------
                                                        -------------        ------------
          5 Year                                                      % or
                                                                      $
                                                        -------------        ------------
                                                        -------------        ------------
          7 Year                                                      % or
                                                                      $
                                                        -------------        ------------
                                                        -------------        ------------
                                            TOTAL           100       % or                           100       % or $
                                                                      $
                                                        -------------        ------------        -------------         ------------
* Not available in all states
** Portfolios of the Investors Mark Series Fund

In certain states or if your Contract is an IRA, your initial Purchase Payment will be allocated to the Money Market portfolio for the Free Look period under your Contract. See your Contract for more information.


12.  Signatures

I declare that, to the best of my knowledge, the information and statements on this form are complete and true. I further represent that the Social Security or Tax Identification number(s) shown on the form are correct.

I have received a copy of the prospectus and understand that (a) annuity payments or surrender values, when based on the investment experience of the separate account, are variable and not guaranteed as to a dollar amount; and (b) payments and values for Fixed Account II (not available for Clarity 2+2 VA) may be subject to either an upward or downward interest adjustment.

      I consent to the delivery of the following documents to me in electronic format, if available electronically: Profiles, prospectuses, prospectus supplements, annual reports, semi-annual reports and proxy statements/materials. I understand that BMA will send me the above documents in electronic format, when available, until I revoke this consent. If I do not elect an electronic delivery method, all such documents will be printed for delivery.

      Please check one of the following:        Disk     E-Mail     CD-ROM

Anti-Fraud Statement: Any person who knowingly, and with intent to injure, defraud, or deceive any insurance company, files a statement of claim or provides false, incomplete, or misleading information as part of the information provided to obtain coverage commits a fraudulent act, which is a crime and may be subject to criminal and civil penalties.

Application signed at:  City                       State             Date

   X
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      Owner Signature (Trustee/Custodian, if applicable)

   X
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      Annuitant Signature (If different from Owner)

   X
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      Joint Owner Signature (If applicable)

13.  Agent Information

Do you have any knowledge or reason to believe that existing insurance or
annuities may be replaced?     Yes     No

If yes, complete replacement form, if required, and submit with this form.

Representative's Signature:  X                       Print Name:
                              ----------------------           -----------------
SSN:                E-mail:         Phone Number:         Fax Number:
    ---------------       ---------             ----------          ------------
Cell Phone Number:            Broker Number:         Broker-Dealer/Branch:
                   ----------              ---------                      ------
                              ID#:
                                   -----------

Authorized B/D Signature:   X
                              --------------------------------------------------
Address:
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Compensation Option:    A   B   C   Other
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This space is for the use of the Service Center.
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A1027                                                                     (2/03)